UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26555 Northwestern Highway, Southfield, Michigan		48033
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On September 10, 2014, Platin 1058. GmbH, a German limited liability company (the “Purchaser”) and indirectly controlled subsidiary of Federal-Mogul Holdings Corporation (the “Company”), entered into a definitive Share and Asset Purchase Agreement (the “Agreement”) with TRW Automotive Inc., a Michigan corporation (“TRW”), to acquire certain business assets of the TRW engine components business (the “Acquisition”). The Agreement, governed by the laws of Germany, provides that, upon the terms and conditions thereof, the Purchaser will acquire the business assets from TRW through a combination of asset and share purchases for a base purchase price of approximately $385,000,000, subject to certain customary closing and post-closing adjustments as further enumerated in the Agreement.

The parties anticipate closing the Acquisition in the first quarter of 2015, subject to the receipt of certain regulatory approvals, including from certain competition authorities, and certain other customary closing conditions.

The Agreement may be terminated by either party by written notice to the other party if (i) not all of the closing conditions have been fulfilled by September 9, 2015, or (ii) not all of the closing actions have taken place or been waived 30 days after the closing conditions have been fulfilled, unless the terminating party is responsible for the non-fulfilment of such closing condition or non-occurrence of such closing action.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 10, 2014, the Company issued a press release announcing the execution of the Agreement and intended Acquisition. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Exhibit Description

2.1	Share and Asset Purchase Agreement dated as of September 10, 2014 by and between TRW Automotive Inc. and Platin 1058. GmbH

99.1	Press release, dated September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation (Registrant)

Date: September 15, 2014
	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Share and Asset Purchase Agreement dated as of September 10, 2014 by and between TRW Automotive Inc. and Platin 1058. GmbH

99.1	Press release, dated September 10, 2014